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                                                                    EXHIBIT 10.8

                              McKESSON HBOC, INC.
               DEFERRED COMPENSATION ADMINISTRATION PLAN (DCAP)
               ------------------------------------------------


                        Amended as of  January 27, 1999
                        -------------------------------


     The purpose of this Plan is to provide a select group of executives employed by McKesson HBOC, Inc., a Delaware corporation ("McKessonHBOC"), and its subsidiaries (collectively, the "Company"), and McKessonHBOC directors, an opportunity to defer for later payment amounts earned as compensation.


1.   PARTICIPATION
     -------------

     a.   Employees.  An employee of the Company is eligible to be a Participant
          ---------
in this Plan for any year if (i) it is reasonably anticipated by the Company that he or she will receive an award under a Company incentive plan of at least $5,000, or (ii) he or she is entitled to defer compensation from the Company pursuant to the terms of an employment contract or incentive plan. An eligible employee shall become a "Participant" by making an irrevocable election in writing to participate in this Plan or, if such employment contract or incentive plan provides for automatic participation in this Plan, by making an irrevocable election to defer compensation.

     b.   Directors.  Each member of the Board of Directors of McKessonHBOC may
          ---------
participate in this Plan in accordance with the terms of the McKessonHBOC Directors' Deferred Compensation Plan ("DDCP").


2.   COMPENSATION THAT MAY BE DEFERRED
     ---------------------------------

     a.   Employees.
          ---------

          (i)  Base Salary.  Each employee who participates in this Plan may
               -----------
elect to defer up to fifty percent (50%) of his or her base salary earned from the Company in any calendar year. For calendar year 1987, the maximum amount that may be deferred under this provision is the lesser of fifty percent (50%) of the employee's 1987 base salary or the amount earned by the employee from the Company on and after September 1, 1987. In any event, the Company may limit deferrals as is necessary or appropriate to provide sufficient current compensation to cover taxes, benefit payments and other necessary or appropriate deductions.

          (ii) Incentive Plans.  The Company maintains and administers various
               ---------------
incentive plans for its executives and key employees. Pursuant to the terms of some of these

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plans or an employment contract with the Company, a participating employee may make an irrevocable election to have the incentive compensation awarded to him paid on a deferred basis.

     b.   Directors.  A member of the Board of Directors of McKessonHBOC
          ---------
entitled to compensation for service as a director may make an irrevocable election to defer compensation in accordance with the terms of the DDCP. To the extent that the terms of the DDCP conflict with the terms of this Plan, the DDCP shall govern with respect to all amounts deferred by any such Director.


3.   ELECTION TO DEFER
     -----------------

     a.   Time and Manner of Election; Election is Irrevocable.  Each
          ----------------------------------------------------
Participant shall make an election to defer compensation under this Plan at the time and in the manner prescribed by the Management Incentive Plan Committee. All elections to defer compensation under this Plan shall be irrevocable and shall be made prior to the year in which the compensation is earned. Once an election is made, the Participant may alter the timing of receipt of such deferred compensation, provided that such alteration is made at least one year prior to the earliest date the Participant could have received distribution of the deferred compensation under a previous election and does not provide for the receipt of such amounts earlier than one year from the date of the alteration. An election to defer base salary in 1987, however, shall be made prior to September 1, 1987, which is the first date with respect to which base salary may be deferred under this Plan.

     b.   $5,000 Minimum.  The minimum amount that a Participant may defer under
          --------------
this Plan for any one calendar year is $5,000.

     c.   No New Deferrals After January 1, 1994.  Notwithstanding paragraphs a.
          --------------------------------------
and b., above, no new deferrals shall be made under this Plan after January 1, 1994.


4.   RETAINED ACCOUNT OR STOCK ACCOUNT
     ---------------------------------

     a.   Election of Account.  Each Participant's deferred compensation shall
          -------------------
be credited to a separate bookkeeping account of McKessonHBOC maintained for such Participant (the "Account"). The Participant may elect that deferrals be credited either to the "Retained Account" or the "Stock Account" as defined below. All such elections shall be irrevocable.

     b.   Retained Account.
          ----------------

          (i) The Retained Account shall accrue interest during each calendar year equal to the median yield of all non-convertible debt issues coming to market during the twelve-month period ending one month prior to the end of the month in which the election instructions are issued in the prior fiscal year from companies rated A (includes A- and A+), as reported by the Standard & Poor's Monthly Bond Guides in its calendar of new offerings. The

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rate of interest so determined shall be applied to each Participant's entire
Retained Account balance. The Retained Account balance shall be compounded at the end of each calendar year by the annual rate of interest so determined.

          (ii) Notwithstanding paragraph (i), above, beginning January 1, 1994, all deferrals made by a Participant into his or her Retained Account after 1992 will earn interest at the same rate as deferrals to the McKesson HBOC, Inc. Deferred Compensation Administration Plan II (DCAP II).

     c.   Stock Account.
          -------------

          (i) The amount of stock credited to the Stock Account of the Participant shall be determined by the number of shares of McKessonHBOC Common Stock which could be purchased with the amount of the deferred compensation using the closing price of McKessonHBOC Common Stock on the New York Stock Exchange on the day coinciding with each date on which his or her deferred compensation is credited to his or her Account. If the date of credit is not a business day, then the closing price referred to in the prior sentence shall be the closing price on the business day immediately preceding the date of credit.

          (ii) Under this bookkeeping arrangement, no shares of McKessonHBOC Common Stock shall be issued to or held in any Account.

          (iii) The total number of shares of McKessonHBOC Common Stock which may be credited during any single year to the Account of a Participant who is a non-employee Director shall be the lesser of (I) the number of shares which could be purchased with the aggregate amount of compensation eligible for deferral under this Plan which such Participant elects to defer for such year, or (II) the amount of one thousand (1,000) shares. The total number of shares of McKessonHBOC Common Stock which may be credited during any single year to the Account of a Participant who is an employee shall be the number of shares which could be purchased with the aggregate amount of compensation eligible for deferral under this Plan which such Participant elects to defer for such year, provided that such number, when combined with all other shares of McKessonHBOC Common Stock theretofore credited to the Participant's Account under this Plan, shall not exceed one percent (1%) of the then outstanding shares of McKessonHBOC Common Stock. For purposes of this subparagraph (iii), the calculation of the number of shares which a Participant could purchase shall be determined in accordance with subparagraph (i) above.


5.   DISTRIBUTION OF AMOUNTS DEFERRED UNDER THE PLAN
     -----------------------------------------------

     a.   Irrevocable Election Concerning Distribution.  Amounts deferred under
          --------------------------------------------
the Plan by eligible Directors shall be distributed as specified by the DDCP. Amounts deferred under the Plan by other eligible Participants shall be distributed in whichever of the following forms was irrevocably elected by the Participant at the time that he or she made an irrevocable

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election to defer compensation; provided, however, that any such distribution must commence no later than the January following the year in which the Participant reaches age 72.

          (i)   Installments Beginning Currently.  Payment of the funds in any
                --------------------------------
number of approximately equal annual installments not in excess of ten designated by the Participant, the first installment to be paid at the time that the award is made, if deferral is under an incentive plan or on the January 1 following the year of deferral, if deferral is of base salary.

          (ii)  Installments Beginning in Designated Year.  Payment of the funds
                -----------------------------------------
in any number of approximately equal annual installments not in excess of ten designated by the Participant, the first installment to be paid in the year designated by the Participant.

          (iii) Installments Beginning on Retirement, Disability or Death.
                ---------------------------------------------------------
Payment of the funds in any number of approximately equal annual installments not in excess of ten designated by the Participant, the first installment to be paid at an interval following the Participant's Retirement, disability or death, whichever is the first to occur, designated by the Participant. For purposes of this subparagraph, Retirement shall mean the Participant's termination of employment after his or her age plus years of service equals 65.

          (iv)  Lump Sum.  Payment of the funds in one lump sum in the year
                --------
designated by the Participant.

     b.   Payment Upon Termination of Employment.  If a Participant's employment
          --------------------------------------
with the Company terminates before Retirement (as defined in 5.a.(iii)), the Participant shall receive a distribution of the entire amount credited to his or her Account in the January following such termination of employment.

     c.   Hardship Distributions.  The Management Incentive Plan Committee may
          ----------------------
in its sole discretion direct payment to a Participant of all or of any portion of any amounts deferred, notwithstanding an election under Subparagraphs (i),
(ii), (iii) and (iv) of Paragraph (a) above at any time that it determines that such Participant has suffered an event of undue hardship which causes an emergency condition in his financial affairs.

     d.   Payment to Beneficiary.  If a Participant dies after payments from his
          ----------------------
or her Account have begun, his or her beneficiary or beneficiaries shall continue to receive payments under this Plan in the same form and at the same time as they would have been paid had the Participant survived. If a Participant dies before payments from his or her Account have begun, the amounts credited to the Account shall be paid to the designated beneficiary or beneficiaries at the time and in the manner previously irrevocably elected by the Participant. Benefits shall be paid in one of the forms described in section 5(a)(i), (ii) or
(iv) of this Plan. Benefits shall be paid at the time elected by the Participant and as allowed by the Management Incentive Plan Committee of McKessonHBOC (the "Committee").

          A Participant may designate any person or entity as his or her Beneficiary. Designation shall be in writing and shall become effective only when filed with the Committee.

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Such filing must occur before the Participant's death. A Participant may change the Beneficiary, from time to time, by filing a new written designation with the Committee. If the Participant is married any Beneficiary designation which does not designate the Participant's spouse to receive at least one-half of the Participant's Account shall only become effective when approved in writing by the Participant's spouse.

     e.   Time of Payment. Payments of deferred funds shall be made in the
          ---------------
first two weeks of January each year except as otherwise irrevocably elected at the time of election of deferral.

     f.   Method of Payment. Amounts deferred and credited to the Retained
          -----------------
Account shall be paid in cash. Amounts deferred and credited to the Stock Account shall be paid in shares of McKessonHBOC Common Stock.

     g.   Change in Control.  For purposes of this Plan, a Change in Control of
          -----------------
the Company shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:

          (i) any "person" (as defined in section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as such term is modified in sections 13(d) and 14(d) of the Exchange Act), excluding the Company or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),
(iii) or (iv) or of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting

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power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Company's Common Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

          With respect to deferrals made prior to January 1, 1994, deferred funds will be distributed upon a Change in Control, if the Participant has so elected.

6.   COMPANY PROPERTY
     ----------------

     All amounts credited to the Retained Account and the Stock Account shall be the property solely of the Company. Each Participant and beneficiary shall be solely an unsecured general creditor of the Company with respect to amounts credited to his or her Retained Account or Stock Account and shall have no special or prior right to any stock or assets for payment of any obligations hereunder.

7.   NON-ASSIGNABLE
     --------------

     A Participant's rights in the Account shall be non-assignable by him or her, except that payments may be made to his or her estate or beneficiaries designated in accordance with the terms of this Plan, his or her employment contract, the applicable incentive plan or the DDCP.


8.   ADMINISTRATION
     --------------

     This Plan shall be administered by the Committee. The Committee shall have full power and authority to interpret the provisions and supervise the administration of this Plan and to take all action in connection therewith as it deems necessary or advisable. All decisions and interpretations of the Committee made hereunder shall be final.

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9.   AMENDMENT AND TERMINATION
     -------------------------

     While McKessonHBOC hopes to continue this Plan indefinitely, the Plan may be amended, suspended or terminated at any time by the Board of Directors of McKessonHBOC, provided that no such amendment, suspension or termination shall adversely affect the administration of amounts already credited to an Account under the Plan, with respect to which amounts the Plan shall be continued until all deferred compensation credited to an Account under the Plan has been paid.

10.  SUCCESSORS
     ----------

     This Plan shall be binding on the Company and any successors or assigns thereto.


Executed effective as of January 27, 1999.

McKESSON HBOC, INC.


By  _______________________________________________
    E. Christine Rumsey
    Senior Vice President, Human Resources and Administration

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